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                                                                    EXHIBIT 10.3

                               AMENDMENT NO.  2
                                    TO THE
                              VENCOR, INC. 401(K)
                            MASTER TRUST AGREEMENT


     This is Amendment No. 2 ("Amendment") to the Vencor, Inc. Master Trust Agreement which was effective January 1, 1997 with Wachovia Bank, N.A. (The "Trust Agreement").

                                    RECITAL

     The parties wish to amend the Trust Agreement to add additional plans to the master funding mechanism established thereby.

                                   AMENDMENT

     1.  This Amendment shall be effective as of October 6, 1998

     2. All capitalized terms used herein and not otherwise defined shall have the meaning given in the Trust Agreement.

     3. The Trust Agreement is hereby amended to define the term "Plans" to include: The Vencor Retirement Savings Plan, the Retirement Savings Plan for Certain Employees of Vencor and Its Affiliates (formerly sponsored by The Hillhaven Corporation), The TheraTx Retirement Savings Plan, as most recently amended and restated January 1, 1998, and the THC Retirement Savings Plan, as most recently amended and restated January 1, 1998.

IN WITNESS WHEREOF, this Amendment has been executed as of the dates set forth below.

                                VENCOR, INC.

                                By__________________________________________


                                Title:______________________________________


                                Date:_______________________________________

                                WACHOVIA BANK, N.A.

                                By _________________________________________


                                Title:______________________________________

                                Date:_______________________________________